UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PAR TECHNOLOGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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www.investorvote.com/PAR Step 1: Go to www.investorvote.com/PAR. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PAR or scan the QR code — login details are located in the shaded bar below. The Sample Company Notice of 2019 Annual Meeting of Stockholders + + Important Notice Regarding the Availability of Proxy Materials for the PAR Technology Corporation Annual Meeting of Stockholders to be Held on June 10, 2019 Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the 2019 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K for 2018 are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 28, 2019 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 3:00 a.m., Eastern Time, on June 10, 2019. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PAR. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials PAR Technology Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 28, 2019. The 2019 Annual Meeting of Stockholders of PAR Technology Corporation (the “Company”) will be held on Monday, June 10, 2019 at 10:00 a.m. (local time), at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478 for the following purposes: Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Vote on Directors. The Board of Directors recommends a vote FOR each of the nominees listed below. 1. Nominees. Douglas G. Rauch Cynthia A. Russo Dr. John W. Sammon Savneet Singh Dr. James C. Stoffel Vote on Proposal 2. The Board of Directors recommends a vote FOR Proposal 2. 2. Non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers. Vote on Proposal 3. The Board of Directors recommends a vote for EVERY YEAR on Proposal 3. 3. Non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers. Vote on Proposal 4. The Board of Directors recommends a vote FOR Proposal 4. 4. Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan. Vote on Proposal 5. The Board of Directors recommends a vote FOR Proposal 5. 5. Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for its fiscal year ending December 31, 2019. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Notice of 2019 Annual Meeting of Stockholders